UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2015

Date of reporting period:	September 1, 2014 – February 28, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PEMMX

Putnam Emerging Markets Equity Fund

Semiannual report
2|28|15

A world of investing.®

Putnam INVESTMENTS

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
Emerging Markets
Equity Fund

Semiannual report
2 | 28 | 15

Message from the Trustees	1
About the fund	2
Performance snapshot	4
Interview with your fund’s portfolio manager	5
Your fund’s performance	11
Your fund’s expenses	13
Terms and definitions	15
Other information for shareholders	16
Financial statements	17

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Conditions for investors in early 2015 offer reasons for both optimism and a degree of caution. After losing ground at the start of the year, many stock markets around the world have delivered positive results, but not without some volatility. Markets in the United States, Europe, and Japan have hit record or multiyear highs. An improving U.S. economy, global economic data, and the accommodative policies of several central banks provide sources of confidence.

The European Central Bank’s asset-purchase program, begun in early March, seeks to stimulate growth and combat the eurozone’s deflation risk. Investors have responded by sending European equities to record highs. Meanwhile, the U.S. Federal Reserve has stated that it will be patient in raising interest rates, while also acknowledging the nation’s strengthening economic recovery.

In the United States, the unemployment rate has dropped, while the nation’s gross domestic product has expanded for three consecutive quarters. Europe’s gross domestic product expanded by 0.3% in the fourth quarter of 2014 from the third quarter, and a weaker euro has boosted the competitiveness of the region.

In today’s environment, investors should consider a range of investment opportunities. An example would be Putnam’s new ways of thinking, which integrate innovative investment ideas into time-tested, traditional strategies. Our experienced equity and fixed-income teams invest across many asset classes and pursue flexible strategies that seek out opportunities for growth or income while being mindful of risk. We also believe that it is important to rely on the counsel of your financial advisor, who can help your portfolio match your individual goals and tolerance for risk.

As always, thank you for investing with Putnam.

Respectfully yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

Jameson A. Baxter
Chair, Board of Trustees

April 16, 2015

About the fund

Pursuing growth opportunities in developing economies

The world's emerging markets — from Mexico and Brazil to Poland and Turkey — offer investors attractive opportunities. These markets can generate sustained economic growth in excess of most developed economies, and are home to stocks of world-class companies.

Putnam Emerging Markets Equity Fund pursues growth by investing mainly in stocks of companies that are located in or generate a majority of their revenues in a country included in the MSCI Emerging Markets Index (ND) or are considered by Putnam to be an emerging market.

During the 1990s, emerging markets were set back by several high-profile crises, caused in part by an overreliance on capital from abroad and a lack of economic infrastructure to channel capital into productive purposes.

Following these crises, a number of the countries involved implemented structural reforms to stabilize investment and economic development potential. Over the past decade, emerging markets have benefited from more locally generated economic growth. Infrastructure development, such as the construction of roads, port facilities, and urban centers, has provided many countries with greater production capacity. In addition, a higher level of domestic consumer spending has been a source of more sustainable growth.

The fund seeks to invest in companies benefiting from the rising wealth and infrastructure development in emerging markets. It targets stocks believed to be worth more than their current prices indicate. To identify these stocks, Putnam makes use of its extensive global research capabilities and more than 30 years of experience investing internationally.

Developments and events that have affected emerging markets

1994	1997	2001	2004	2008	2013
NAFTA opens free trade between Mexico, Canada, and the United States	Currency crisis spreads across Asia	China joins World Trade Organization	Eleven emerging markets join the European Union	World energy and commodity prices peak	New leadership focused on economic reform assumes power in China

The fund's 2008 inception post-dates many of these developments.

2 Emerging Markets Equity Fund

Stock selection relies on fundamental research and a thorough process

In selecting holdings for the portfolio, the fund manager works autonomously while taking advantage of Putnam's global research resources, because investing in emerging economies requires consistent insights from multiple information sources. The investment process has three key stages:

Stock analysis
With support from Putnam's global industry analysts, the fund's manager screens over 1,000 stocks from across emerging markets to find the most attractive 250 candidates for the fund. He then analyzes these stocks with fundamental tools to find those with the most attractive valuations relative to their growth potential.

Macroeconomic factors
The fund's manager incorporates valuable top-down, macroeconomic insights about individual emerging markets from Putnam's global asset allocation group, emerging markets debt team, and currency investment unit.

Portfolio construction
Putnam's proprietary risk management tools help in building a balanced portfolio of approximately 80 stocks, ensuring that the portfolio has exposure to diverse sources of return to mitigate risk.

Emerging Markets Equity Fund 3

Performance
snapshot

Annualized total return (%) comparison as of 2/28/15

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

*Returns for the six-month period are not annualized, but cumulative.

4     Emerging Markets Equity Fund

Interview with your fund’s portfolio manager

Daniel Graña, CFA

Judging from returns, the investing environment was challenging for emerging-market stocks during the six-month reporting period ended February 28, 2015. What were the key factors that made index and fund performances suffer?

Two economic themes dominated market movements during the period: changes in U.S. central bank policy and commodity price weakness. The U.S. Federal Reserve ended its quantitative easing programs in the fall of 2014, and the discussion of policy action turned to the timing of the first interest-rate increase. Against the backdrop of an ongoing U.S. economic recovery and widespread economic weakness elsewhere in the world, the Fed policy change drove a widening gap in global currency values, with the U.S. dollar quickly gaining strength and other currencies — from the euro to the Russian ruble and Brazilian real — plummeting in relative value.

Commodity price weakness, particularly in oil, intensified the economic pain for a variety of emerging-market countries. Indeed, because emerging-market indexes typically carry high proportions of energy and basic materials stocks, they generally experienced sharp declines in value during the period. In the fund, we managed to stay slightly ahead of the benchmark, the MSCI Emerging Markets Index [ND], because we generally avoided countries like Russia, where the ruble declined by 55% relative to the U.S. dollar, and we

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 2/28/15. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 15.

Emerging Markets Equity Fund     5

downplayed Brazil, whose currency declined by roughly 26% during the six-month period. In addition, we kept the portfolio underweight in basic materials stocks relative to the benchmark, which also aided relative results. Fund performance obviously did suffer in absolute terms, but where stocks or sectors did not work out for us, our country allocation decisions partially offset those disappointing results.

Which stocks or strategies added most to the fund’s relative performance?

The stock of Alibaba, the leading online retail company in China that is often likened to Amazon.com, was the strongest contributor to the fund’s relative results. After Alibaba went public this past summer, we bought the stock, which is not part of the fund’s benchmark, and it performed well on the strength of what we consider to be the company’s high growth prospects, robust market position, and diverse set of business opportunities. We trimmed the fund’s position in the stock by the end of the period to lock in profits for the fund.

One of the investment themes we find most compelling in China concerns the development of intercity and intracity transportation infrastructure. We invested in the stock of China Railway Group to express this theme in the portfolio, and it was a strong contributor to relative returns. A related infrastructure theme focuses on large-scale water treatment systems, which we expressed through our investment in the stock of China Water Affairs Group, which we sold at a profit by period-end. Urbanization trends in China remained strong during the period, and the government’s commitment to revitalizing urban infrastructure was steadfast. Both of these factors boosted the value of these infrastructure-related stocks.

Global composition

Allocations are shown as a percentage of the fund’s net assets as of 2/28/15. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the exclusion of as-of trades, if any. Holdings and allocations may vary over time.

6     Emerging Markets Equity Fund

“The global cost of capital is on
the rise, which could make for
more turbulent conditions in
emerging-market stocks.”

Daniel Graña

Another stock that performed well was China Biologic Products, a company that focuses on the medical supply of blood plasma. After a series of negative experiences with tainted plasma, the Chinese government became very conservative in its quality control of the nation’s blood supply. Fortunately for China Biologic Products, the company surpassed the quality tests administered by the government. We liked this stock for what we considered its strong management and for the substantial regulatory barriers to entry in this industry, which partially shield the company from a rapid growth of industry competition.

What were some of the stocks or strategies that detracted most from relative returns?

The stock of Estacio Participacoes, a Brazil-based post-secondary education network and e-learning company, did not live up to our expectations. We had thought that the reelection of President Rousseff in October 2014 would boost the prospects of Estacio, as the president, who hails from the Workers’ Party, has long been perceived as a crusader for better education. In fact, in the months after the election, the government moved to place restrictions on student loan programs, which effectively cut into the future prospects of education companies like Estacio. We sold the stock by the end of the period.

Although the fund had a benchmark-relative underweight position in the energy sector during the period, we did load up on the stock of Genel Energy, an oil exploration and production company. We liked the company

Top 10 holdings

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 2/28/15. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.

Emerging Markets Equity Fund     7

because it has access to substantial oil resources in Iraq and promising global distribution potential through the Mediterranean Sea. These fundamental factors make this an attractive commodity play, in our view, and we felt it became even more attractive in the first half of 2014, when the region’s encounter with military aggression by the group known as ISIS put pressure on Genel’s stock. However, the unanticipated steep decline in the price of oil that began roughly in mid-2014 caused the stock to buckle through the six-month reporting period. Nevertheless, we continue to think positively about the future prospects of Genel, and we maintained a position in the stock as of period-end.

The stock of China WindPower Group is another example of a position that fell victim to the steep decline in the price of oil. We liked and continue to like the stock because the alternative energy space has received a warm welcome by the Chinese government, which has publicly declared its strong interest in reducing pollution. Unfortunately for China WindPower and similar energy companies, plummeting oil and coal prices made the case for investing in higher-cost alternative energy companies less attractive. In addition, China WindPower experienced some unanticipated delays in connecting its power sources to the broader power grid in China, and this weighed on investor sentiment. We maintained a position in the stock at period-end.

What is your outlook for emerging-market stocks?

Now that the Fed is significantly closer to raising interest rates, and given the dollar’s strength relative to other currencies, the cost of capital has gone up and may continue to rise in the months ahead. This means that public and private investment, debt service, and any number of projects of national interest to developing countries will

Comparison of top sector shifts

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8     Emerging Markets Equity Fund

be more expensive to support. In our view, this could make for turbulent conditions in emerging-market stocks.

In addition, stocks with commodity exposure may continue to experience difficult conditions as supply/demand dynamics in many commodity markets could remain out of balance through 2015. We believe the price of oil, by contrast, has arrived at an inflection point, and balance could be restored in that critical global market in the medium term.

While a number of emerging-market countries have pursued reform agendas in recent years in order to make themselves more economically resilient — Mexico, India, and Indonesia are examples to which we would point — others have failed to enact much-needed fiscal and monetary policy change. For these countries, among which we include Brazil and Russia, we would expect continued currency depreciation and volatility, which could be exacerbated by weakness across the commodity complex.

Long term, we think emerging-market stocks continue to present a compelling opportunity to investors. We believe demographics in countries such as India and China, and the ongoing shift to consumer-focused economies in these countries, for example, make for a strong prospective growth profile. Furthermore, as a number of cyclical economic adjustments begin to be expressed in developed markets — such as interest-rate normalization led by the United States, and as economic recovery begins to be felt in Europe and Japan — we believe emerging markets may be in a strong position to outperform.

Thank you, Daniel, for this update on the fund.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Daniel J. Graña has an M.B.A. from the Kellogg School of Management at Northwestern University and two B.S. degrees from the Massachusetts Institute of Technology. He joined Putnam in 1999 and has been in the investment industry since 1993.

Emerging Markets Equity Fund     9

IN THE NEWS

The U.S. dollar showed continued strength in early March — climbing to a nearly 12-year high against the euro. A strengthening greenback supports consumer spending, with gains expected in the U.S. retail and travel sectors. At the same time, U.S.-based companies with global operations, such as those in pharmaceuticals and consumer electronics, may start earning less from international sales. German industrials, on the other hand, have taken advantage of a 17% decline in the euro in an effort to make prices more competitive. In 2014, sales from German manufacturers rose 11% in China and 6.5% in the United States, according to Germany’s federal statistical office Destatis. For 2015, the German machine tool industry expects another 3% boost in total production output. However, many countries in the 19-nation eurozone continue to cope with stagnation and high unemployment rates, which are up to 25% in Greece and Spain. To combat deflation, the European Central Bank implemented a €60 billion per-month bond repurchase program, which began in early March. However, these quantitative easing policies are likely to sustain currency weakness in many European economies.

10     Emerging Markets Equity Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 28, 2015, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/28/15

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(9/29/08)		(9/29/08)		(9/29/08)		(9/29/08)		(9/29/08)	(9/29/08)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value	Net asset value
Life of fund	26.59%	19.31%	20.70%	20.70%	20.68%	20.68%	22.63%	18.34%	24.53%	28.67%
Annual average	3.74	2.79	2.98	2.98	2.97	2.97	3.23	2.66	3.48	4.01
5 years	12.07	5.63	7.93	6.12	7.94	7.94	9.20	5.37	10.65	13.37
Annual average	2.31	1.10	1.54	1.20	1.54	1.54	1.78	1.05	2.04	2.54
3 years	1.84	–4.02	–0.41	–3.40	–0.40	–0.40	0.34	–3.17	1.08	2.59
Annual average	0.61	–1.36	–0.14	–1.15	–0.13	–0.13	0.11	–1.07	0.36	0.86
1 year	1.58	–4.26	0.83	–4.17	0.74	–0.26	1.03	–2.50	1.29	1.74
6 months	–7.71	–13.02	–8.06	–12.65	–8.06	–8.98	–7.94	–11.16	–7.80	–7.56

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Emerging Markets Equity Fund     11

Comparative index returns For periods ended 2/28/15

	MSCI Emerging Markets Index (ND)	Lipper Emerging Markets Funds category average*
Life of fund	48.66%	49.23%
Annual average	6.38	6.23
5 years	19.55	18.84
Annual average	3.64	3.32
3 years	–1.02	1.51
Annual average	–0.34	0.29
1 year	5.01	2.34
6 months	–8.30	–8.57

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

*Over the 6-month, 1-year, 3-year, 5-year, and life-of-fund periods ended 2/28/15, there were 804, 755, 527, 330, and 272 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 2/28/15

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y
Number	1		—	1	1		1	1
Income	$0.075		—	$0.011	$0.020		$0.055	$0.102
Capital gains	—		—	—	—		—	—
Total	$0.075		—	$0.011	$0.020		$0.055	$0.102
Share value	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value	Net asset value
8/31/14	$10.93	$11.60	$10.55	$10.53	$10.70	$11.09	$10.81	$11.04
2/28/15	10.01	10.62	9.70	9.67	9.83	10.19	9.91	10.10

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

12     Emerging Markets Equity Fund

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/15

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(9/29/08)		(9/29/08)		(9/29/08)		(9/29/08)		(9/29/08)	(9/29/08)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value	Net asset value
Life of fund	25.07%	17.88%	19.20%	19.20%	19.31%	19.31%	21.26%	17.01%	23.14%	27.27%
Annual average	3.50	2.56	2.74	2.74	2.75	2.75	3.01	2.44	3.25	3.78
5 years	2.41	–3.48	–1.30	–2.95	–1.20	–1.20	0.00	–3.50	1.19	3.74
Annual average	0.48	–0.71	–0.26	–0.60	–0.24	–0.24	0.00	–0.71	0.24	0.74
3 years	3.94	–2.03	1.70	–1.30	1.82	1.82	2.56	–1.03	3.29	4.80
Annual average	1.30	–0.68	0.56	–0.44	0.60	0.60	0.85	–0.34	1.08	1.58
1 year	–0.24	–5.97	–0.93	–5.88	–0.82	–1.81	–0.61	–4.09	–0.45	0.14
6 months	–2.86	–8.45	–3.23	–8.07	–3.13	–4.09	–3.08	–6.47	–2.99	–2.76

See the discussion following the fund performance table on page 11 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y
Net expenses for the fiscal year ended 8/31/14*	1.56%	2.31%	2.31%	2.06%	1.81%	1.31%
Total annual operating expenses for the fiscal year ended 8/31/14	1.93%	2.68%	2.68%	2.43%	2.18%	1.68%
Annualized expense ratio for the six-month period ended 2/28/15†	1.61%	2.36%	2.36%	2.11%	1.86%	1.36%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees and expenses of 0.01%, which is not included in the financial highlights or annualized expense ratios. Expenses are shown as a percentage of average net assets.

*Reflects Putnam Management’s contractual obligation to limit expenses through 12/30/15.

†Includes an increase of 0.04% from annualizing the performance fee adjustment for the six months ended 2/28/15.

Emerging Markets Equity Fund     13

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from September 1, 2014, to February 28, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y
Expenses paid per $1,000*†	$7.68	$11.23	$11.23	$10.05	$8.86	$6.49
Ending value (after expenses)	$922.90	$919.40	$919.40	$920.60	$922.00	$924.40

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/15. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended February 28, 2015, use the following calculation method. To find the value of your investment on September 1, 2014, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y
Expenses paid per $1,000*†	$8.05	$11.78	$11.78	$10.54	$9.30	$6.80
Ending value (after expenses)	$1,016.81	$1,013.09	$1,013.09	$1,014.33	$1,015.57	$1,018.05

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/15. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14     Emerging Markets Equity Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI Emerging Markets Index (ND) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Emerging Markets Equity Fund     15

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 28, 2015, Putnam employees had approximately $499,000,000 and the Trustees had approximately $142,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16     Emerging Markets Equity Fund

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Emerging Markets Equity Fund     17

The fund’s portfolio 2/28/15 (Unaudited)

COMMON STOCKS (92.1%)*	Shares	Value
Airlines (1.1%)
Air Arabia PJSC (United Arab Emirates) †	562,216	$249,510
Turk Hava Yollari Anonim Ortakligi (THY) (Turkey) †	47,916	172,854
		422,364
Auto components (0.6%)
Apollo Tyres, Ltd. (India)	79,819	232,234
		232,234
Automobiles (2.1%)
Tata Motors, Ltd. (India)	62,525	583,233
UMW Holdings Bhd (Malaysia)	62,200	191,187
		774,420
Banks (18.7%)
Abu Dhabi Commercial Bank PJSC (United Arab Emirates) †	194,011	406,737
Axis Bank, Ltd. (India)	45,482	416,996
Banco Bradesco SA ADR (Brazil)	24,349	320,920
Bank Negara Indonesia Persero Tbk PT (Indonesia)	384,600	204,259
Bank of China, Ltd. (China)	779,000	447,899
China Construction Bank Corp. (China)	704,000	584,919
Commercial International Bank Egypt SAE GDR (Egypt)	82,559	552,320
Credicorp, Ltd. (Peru)	1,016	147,544
CTBC Financial Holding Co., Ltd. (Taiwan)	1,086,713	721,949
Dubai Islamic Bank PJSC (United Arab Emirates) †	352,731	643,451
Federal Bank, Ltd. (India)	155,903	358,563
Grupo Financiero Banorte SAB de CV (Mexico)	45,101	244,064
Industrial & Commercial Bank of China, Ltd. (China)	712,000	519,501
Itau Unibanco Holding SA ADR (Preference) (Brazil)	60,369	771,516
King’s Town Bank Co., Ltd. (Taiwan)	351,000	378,400
Turkiye Is Bankasi (Turkey)	103,812	260,285
		6,979,323
Biotechnology (0.7%)
China Biologic Products, Inc. (China) †	3,393	259,904
		259,904
Capital markets (0.6%)
China Cinda Asset Management Co., Ltd. (China) †	480,000	236,333
		236,333
Chemicals (0.9%)
UPL, Ltd. (India)	48,466	328,935
		328,935
Construction and engineering (5.1%)
China Railway Group, Ltd. (China)	371,000	301,285
China Singyes Solar Technologies Holdings, Ltd. (China)	167,000	222,478
China WindPower Group, Ltd. (China) †	3,840,000	220,319
Drake & Scull International PJSC (United Arab Emirates) †	511,789	103,393
IRB Infrastructure Developers, Ltd. (India)	140,469	581,194
Mota-Engil Africa NV (Angola) †	5,336	39,112
Mota-Engil SGPS SA (Portugal)	80,814	302,867
Surya Semesta Internusa Tbk PT (Indonesia)	1,377,300	143,166
		1,913,814
Consumer finance (1.5%)
Gentera SAB de CV (Mexico) †	175,219	332,655
Shriram Transport Finance Co., Ltd. (India)	12,250	229,223
		561,878

18     Emerging Markets Equity Fund

COMMON STOCKS (92.1%)* cont.	Shares	Value
Distributors (0.8%)
Dogus Otomotiv Servis ve Ticaret AS (Turkey)	58,264	$297,277
		297,277
Diversified consumer services (0.3%)
GAEC Educacao SA (Brazil)	18,000	101,580
		101,580
Diversified financial services (2.4%)
BM&F Bovespa SA (Brazil)	71,900	254,294
Chailease Holding Co., Ltd. (Taiwan)	170,200	413,512
Moscow Exchange MICEX-RTS OAO (Russia)	185,726	231,052
		898,858
Diversified telecommunication services (0.6%)
Telekomunikasi Indonesia Persero Tbk PT (Indonesia)	949,900	215,553
		215,553
Electric utilities (1.4%)
Enersis SA ADR (Chile)	16,084	264,582
Korea Electric Power Corp. (KEPCO) (South Korea)	5,950	245,122
		509,704
Electronic equipment, instruments, and components (0.6%)
Hollysys Automation Technologies, Ltd. (China) †	12,536	233,546
		233,546
Energy equipment and services (0.5%)
Ezion Holdings, Ltd. (Singapore)	219,480	178,855
		178,855
Food products (2.9%)
Gruma SAB de CV Class B (Mexico)	32,492	401,527
JBS SA (Brazil)	57,182	252,195
Sao Martinho SA (Brazil)	32,087	429,522
		1,083,244
Health-care providers and services (4.0%)
CHC Healthcare Group (Taiwan)	102,000	205,071
China Pioneer Pharma Holdings, Ltd. (China)	509,000	320,715
Mediclinic International, Ltd. (South Africa)	50,072	528,639
Netcare, Ltd. (South Africa)	122,151	430,013
		1,484,438
Hotels, restaurants, and leisure (1.7%)
CVC Brasil Operadora e Agencia de Viagens SA (Brazil)	36,300	182,731
Homeinns Hotel Group ADR (China) †	10,563	282,138
Minor International PCL (Thailand)	162,100	170,473
		635,342
Household durables (2.1%)
Coway Co., Ltd. (South Korea)	1,956	153,478
Haier Electronics Group Co., Ltd. (China)	78,000	205,495
Skyworth Digital Holdings, Ltd. (China)	609,980	434,864
		793,837
Household products (0.5%)
LG Household & Health Care, Ltd. (South Korea)	335	204,503
		204,503
Independent power and renewable electricity producers (1.7%)
China Resources Power Holdings Co., Ltd. (China)	172,000	456,188
Huadian Fuxin Energy Corp, Ltd. (China)	374,000	178,491
		634,679
Industrial conglomerates (0.6%)
JG Summit Holdings, Inc. (Philippines)	157,730	239,705
		239,705

Emerging Markets Equity Fund     19

COMMON STOCKS (92.1%)* cont.	Shares	Value
Insurance (2.2%)
China Life Insurance Co., Ltd. Class H (China)	73,000	$312,778
Old Mutual PLC (South Africa)	94,873	329,837
Samsung Life Insurance Co., Ltd. (South Korea)	2,087	189,269
		831,884
Internet and catalog retail (0.8%)
Ctrip.com International, Ltd. ADR (China) †	5,491	249,127
FabFurnish GmbH (acquired 8/2/13, cost $1) (Private) (Brazil) †ΔΔ F	1	1
Global Fashion Holding SA (acquired 8/2/13, cost $87,766) (Private) (Brazil) †ΔΔ F	2,072	48,168
New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $1) (Private) (Brazil) †ΔΔ F	1	1
New Middle East Other Assets GmbH (acquired 8/2/13, cost $1) (Private) (Brazil) †ΔΔ F	1	1
		297,298
Internet software and services (4.6%)
Alibaba Group Holding, Ltd. ADR (China) †	3,053	259,871
Baidu, Inc. ADR (China) †	2,871	584,966
Tencent Holdings, Ltd. (China)	49,700	869,782
		1,714,619
IT Services (4.1%)
HCL Technologies, Ltd. (India)	15,968	522,251
Infosys, Ltd. (India)	12,781	468,899
Luxoft Holding, Inc. (Russia) †	3,624	183,737
Net 1 UEPS Technologies, Inc. (South Africa) †	25,400	346,964
		1,521,851
Life sciences tools and services (0.6%)
WuXi PharmaTech Cayman, Inc. ADR (China) †	5,572	222,601
		222,601
Media (1.6%)
Naspers, Ltd. Class N (South Africa)	4,062	596,165
		596,165
Metals and mining (1.2%)
Hindustan Zinc, Ltd. (India)	67,434	193,387
Sibanye Gold, Ltd. (South Africa)	95,568	252,385
		445,772
Oil, gas, and consumable fuels (1.9%)
Genel Energy PLC (United Kingdom) †	33,990	306,194
YPF SA ADR (Argentina)	15,823	406,493
		712,687
Real estate investment trusts (REITs) (1.0%)
Emlak Konut Gayrimenkul Yatirim Ortakligi AS (Turkey)	301,116	375,690
		375,690
Real estate management and development (4.0%)
Bumi Serpong Damai Tbk PT (Indonesia)	1,236,100	212,152
China Overseas Land & Investment, Ltd. (China)	88,000	268,261
China Resources Land, Ltd. (China)	55,111	146,338
Kawasan Industri Jababeka Tbk PT (Indonesia)	15,141,000	423,765
KWG Property Holding, Ltd. (China)	278,500	180,940
Supalai PCL (Thailand)	361,800	264,104
		1,495,560

20     Emerging Markets Equity Fund

COMMON STOCKS (92.1%)* cont.	Shares	Value
Semiconductors and semiconductor equipment (6.8%)
Advanced Semiconductor Engineering, Inc. (Taiwan)	394,000	$530,663
SK Hynix, Inc. (South Korea) †	10,657	451,621
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	325,889	1,557,611
		2,539,895
Software (0.5%)
Golfzon Co., Ltd. (South Korea)	7,535	205,183
		205,183
Technology hardware, storage, and peripherals (5.5%)
Catcher Technology Co., Ltd. (Taiwan)	29,000	264,171
Samsung Electronics Co., Ltd. (South Korea)	1,442	1,781,471
		2,045,642
Thrifts and mortgage finance (0.8%)
Dewan Housing Finance Corp., Ltd. (India)	37,469	308,655
		308,655
Transportation infrastructure (0.5%)
Adani Ports & Special Economic Zone, Ltd. (India)	30,191	169,003
		169,003
Water utilities (1.0%)
Sound Global, Ltd. (China) †	437,000	370,940
		370,940
Wireless telecommunication services (3.6%)
Bharti Infratel, Ltd. (India)	40,293	239,606
China Mobile, Ltd. (China)	80,000	1,085,116
		1,324,722
Total common stocks (cost $32,013,087)		$34,398,493

WARRANTS (2.9%)* †	Expiration date	Strike price	Warrants	Value
AI Tayyar Travel Group 144A (Saudi Arabia)	6/10/15	$0.00	5,893	$207,924
Bupa Arabia for Cooperative Insurance Co. 144A (Saudi Arabia)	12/8/16	0.00	4,969	221,919
Dallah Healthcare Holding Co. 144A (Saudi Arabia)	12/5/16	0.00	4,991	187,876
Kuwait Food Co. (Americana) 144A (Kuwait)	2/24/16	0.00	16,888	170,090
Shanghai Automotive Co. 144A (China)	2/3/16	0.00	74,300	288,923
Total warrants (cost $1,026,515)				$1,076,732

INVESTMENT COMPANIES (2.2%)*	Shares	Value
ChinaAMC CSI 300 Index ETF (China)	52,200	$297,114
Market Vectors Russia ETF (Russia)	13,100	233,442
Market Vectors Vietnam ETF (Vietnam)	14,473	284,105
Total investment companies (cost $796,024)		$814,661

SHORT-TERM INVESTMENTS (2.3%)*	Shares	Value
Putnam Short Term Investment Fund 0.10% L	873,453	$873,453
Total short-term investments (cost $873,453)		$873,453

TOTAL INVESTMENTS
Total investments (cost $34,709,079)	$37,163,339

Emerging Markets Equity Fund     21

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
OAO	Open Joint Stock Company
PJSC	Public Joint Stock Company

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2014 through February 28, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

*	Percentages indicated are based on net assets of $37,342,438.
†	This security is non-income-producing.
ΔΔ

This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $48,171, or 0.1% of net assets.

F

This security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
At the close of the reporting period, the fund maintained liquid assets totaling $4 to cover the settlement of certain securities.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):
China	27.0%
India	12.5
Taiwan	11.0
South Korea	8.7
South Africa	6.7
Brazil	6.3
United Arab Emirates	3.8
Indonesia	3.2
Turkey	3.0
Mexico	2.6
United States	2.3
Russia	1.7
Saudi Arabia	1.7
Egypt	1.5
Thailand	1.2
Argentina	1.1
United Kingdom	0.8
Portugal	0.8
Vietnam	0.8
Chile	0.7
Philippines	0.6
Malaysia	0.5
Singapore	0.5
Kuwait	0.5
Peru	0.4
Angola	0.1
Total	100.0%

22     Emerging Markets Equity Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Consumer discretionary	$1,879,491	$1,800,491	$48,171
Consumer staples	1,083,244	204,503	—
Energy	712,687	178,855	—
Financials	5,134,469	6,553,712	—
Health care	1,441,157	525,786	—
Industrials	867,736	1,877,150	—
Information technology	1,609,084	6,651,652	—
Materials	252,385	522,322	—
Telecommunication services	—	1,540,275	—
Utilities	264,582	1,250,741	—
Total common stocks	13,244,835	21,105,487	48,171
Investment companies	517,547	297,114	—
Warrants	—	1,076,732	—
Short-term investments	873,453	—	—
Totals by level	$14,635,835	$22,479,333	$48,171
*Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, (other than certain transfers involving non-U.S. equity securities as described in Note 1) did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Emerging Markets Equity Fund     23

Statement of assets and liabilities 2/28/15 (Unaudited)
ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $33,835,626)	$36,289,886
Affiliated issuers (identified cost $873,453) (Note 5)	873,453
Cash	33,535
Foreign currency (cost $186,579) (Note 1)	187,355
Dividends, interest and other receivables	78,635
Receivable for shares of the fund sold	25,686
Receivable for investments sold	514,514
Receivable from Manager (Note 2)	13,728
Prepaid assets	36,352
Total assets	38,053,144
LIABILITIES
Payable for investments purchased	507,384
Payable for shares of the fund repurchased	34,034
Payable for custodian fees (Note 2)	19,358
Payable for investor servicing fees (Note 2)	8,730
Payable for Trustee compensation and expenses (Note 2)	5,302
Payable for administrative services (Note 2)	125
Payable for distribution fees (Note 2)	14,161
Payable for auditing and tax fees	36,364
Other accrued expenses	85,248
Total liabilities	710,706
Net assets	$37,342,438

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$41,581,261
Distributions in excess of net investment income (Note 1)	(66,055)
Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(6,556,851)
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	2,384,083
Total — Representing net assets applicable to capital shares outstanding	$37,342,438
(Continued on next page)

24     Emerging Markets Equity Fund

	Statement of assets and liabilities (Continued)
	COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
	Net asset value and redemption price per class A share ($24,352,502 divided by 2,433,338 shares)	$10.01
	Offering price per class A share (100/94.25 of $10.01)*	$10.62
	Net asset value and offering price per class B share ($2,011,045 divided by 207,338 shares)**	$9.70
	Net asset value and offering price per class C share ($2,754,050 divided by 284,788 shares)**	$9.67
	Net asset value and redemption price per class M share ($416,296 divided by 42,345 shares)	$9.83
	Offering price per class M share (100/96.50 of $9.83)*	$10.19
	Net asset value, offering price and redemption price per class R share ($453,309 divided by 45,729 shares)	$9.91
	Net asset value, offering price and redemption price per class Y share ($7,355,236 divided by 728,145 shares)	$10.10
*	On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Emerging Markets Equity Fund     25

Statement of operations Six months ended 2/28/15 (Unaudited)
INVESTMENT INCOME
Dividends (net of foreign tax of $30,055)	$293,419
Interest (including interest income of $525 from investments in affiliated issuers) (Note 5)	525
Total investment income	293,944
EXPENSES
Compensation of Manager (Note 2)	185,124
Investor servicing fees (Note 2)	39,654
Custodian fees (Note 2)	33,538
Trustee compensation and expenses (Note 2)	454
Distribution fees (Note 2)	58,144
Administrative services (Note 2)	572
Auditing and tax fees	33,774
Blue sky expense	38,557
Other	15,921
Fees waived and reimbursed by Manager (Note 2)	(84,113)
Total expenses	321,625
Expense reduction (Note 2)	(3,835)
Net expenses	317,790
Net investment loss	(23,846)

Net realized loss on investments (net of foreign tax of $61,123) (Notes 1 and 3)	(729,366)
Net realized loss on foreign currency transactions (Note 1)	(42,349)
Net realized gain on written options (Notes 1 and 3)	249,486
Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(396)
Net unrealized depreciation of investments (net of foreign tax of $70,019) and written options during the period	(2,820,030)
Net loss on investments	(3,342,655)
Net decrease in net assets resulting from operations	$(3,366,501)

The accompanying notes are an integral part of these financial statements.

26     Emerging Markets Equity Fund

	Statement of changes in net assets
	INCREASE (DECREASE) IN NET ASSETS	Six months ended 2/28/15*	Year ended 8/31/14
	Operations:
	Net investment income (loss)	$(23,846)	$152,146
	Net realized gain (loss) on investments and foreign currency transactions	(522,229)	2,281,593
	Net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	(2,820,426)	5,236,528
	Net increase (decrease) in net assets resulting from operations	(3,366,501)	7,670,267
	Distributions to shareholders (Note 1):
	From ordinary income
	Net investment income
	Class A	(186,865)	(103,193)
	Class C	(3,259)	—
	Class M	(851)	—
	Class R	(2,816)	(649)
	Class Y	(74,880)	(38,439)
	Increase (decrease) from capital share transactions (Note 4)	(2,307,261)	1,550,970
	Total increase (decrease) in net assets	(5,942,433)	9,078,956
	NET ASSETS
	Beginning of period	43,284,871	34,205,915
	End of period (including distributions in excess of net investment income of $66,055 and undistributed net investment income of $226,462, respectively)	$37,342,438	$43,284,871
*	Unaudited.

The accompanying notes are an integral part of these financial statements.

Emerging Markets Equity Fund     27

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Redemption fees	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c,d]	Ratio of net investment income (loss) to average net assets (%)[c]	Portfolio turnover (%)
Class A
February 28, 2015**	$10.93	—[e]	(.84)	(.84)	(.08)	—	(.08)	—	—	$10.01	(7.71) *	$24,353	.80*	(.04) *	76*
August 31, 2014	8.96	.04	1.97	2.01	(.04)	—	(.04)	—	—	10.93	22.46	28,671	1.55	.44	125
August 31, 2013	8.68	.05	.28	.33	(.05)	—	(.05)	—[e]	—	8.96	3.71	23,617	1.54	.52	157
August 31, 2012	11.00	.08	(1.40)	(1.32)	(.03)	(.98)	(1.01)	—[e]	.01[f]	8.68	(11.57)	23,060	1.54	.84	89
August 31, 2011	11.19	.04	.57	.61	—	(.80)	(.80)	—[e]	—	11.00	4.65	36,188	1.67	.36	145
August 31, 2010	10.32	.04	1.31	1.35	(.05)	(.43)	(.48)	—[e]	—	11.19	13.09	27,796	1.77	.31	212
Class B
February 28, 2015**	$10.55	(.04)	(.81)	(.85)	—	—	—	—	—	$9.70	(8.06) *	$2,011	1.17*	(.41) *	76*
August 31, 2014	8.69	(.03)	1.89	1.86	—	—	—	—	—	10.55	21.40	2,064	2.30	(.34)	125
August 31, 2013	8.44	(.02)	.27	.25	—	—	—	—[e]	—	8.69	2.96	2,118	2.29	(.21)	157
August 31, 2012	10.80	.02	(1.38)	(1.36)	(.03)	(.98)	(1.01)	—[e]	.01[f]	8.44	(12.19)	2,119	2.29	.17	89
August 31, 2011	11.07	(.05)	.58	.53	—	(.80)	(.80)	—[e]	—	10.80	3.95	2,446	2.42	(.41)	145
August 31, 2010	10.25	(.06)	1.31	1.25	—[e]	(.43)	(.43)	—[e]	—	11.07	12.25	2,194	2.52	(.49)	212
Class C
February 28, 2015**	$10.53	(.04)	(.81)	(.85)	(.01)	—	(.01)	—	—	$9.67	(8.06) *	$2,754	1.17*	(.41) *	76*
August 31, 2014	8.67	(.03)	1.89	1.86	—	—	—	—	—	10.53	21.45	2,858	2.30	(.31)	125
August 31, 2013	8.42	(.02)	.27	.25	—	—	—	—[e]	—	8.67	2.97	2,163	2.29	(.17)	157
August 31, 2012	10.78	.02	(1.38)	(1.36)	(.03)	(.98)	(1.01)	—[e]	.01[f]	8.42	(12.23)	1,927	2.29	.17	89
August 31, 2011	11.05	(.04)	.57	.53	—	(.80)	(.80)	—[e]	—	10.78	3.96	2,279	2.42	(.31)	145
August 31, 2010	10.25	(.04)	1.29	1.25	(.02)	(.43)	(.45)	—[e]	—	11.05	12.22	1,295	2.52	(.34)	212
Class M
February 28, 2015**	$10.70	(.03)	(.82)	(.85)	(.02)	—	(.02)	—	—	$9.83	(7.94) *	$416	1.05*	(.28) *	76*
August 31, 2014	8.79	(.01)	1.92	1.91	—	—	—	—	—	10.70	21.73	493	2.05	(.06)	125
August 31, 2013	8.52	.01	.26	.27	—[e]	—	—[e]	—[e]	—	8.79	3.20	455	2.04	.08	157
August 31, 2012	10.87	.04	(1.39)	(1.35)	(.03)	(.98)	(1.01)	—[e]	.01[f]	8.52	(12.01)	437	2.04	.46	89
August 31, 2011	11.11	(.02)	.58	.56	—	(.80)	(.80)	—[e]	—	10.87	4.22	433	2.17	(.13)	145
August 31, 2010	10.27	(.02)	1.31	1.29	(.02)	(.43)	(.45)	—[e]	—	11.11	12.59	362	2.27	(.20)	212
Class R
February 28, 2015**	$10.81	(.02)	(.82)	(.84)	(.06)	—	(.06)	—	—	$9.91	(7.80) *	$453	.92*	(.16) *	76*
August 31, 2014	8.88	.03	1.92	1.95	(.02)	—	(.02)	—	—	10.81	21.98	602	1.80	.31	125
August 31, 2013	8.62	.04	.26	.30	(.04)	—	(.04)	—[e]	—	8.88	3.43	278	1.79	.42	157
August 31, 2012	10.95	.08	(1.41)	(1.33)	(.03)	(.98)	(1.01)	—[e]	.01[f]	8.62	(11.72)	177	1.79	.84	89
August 31, 2011	11.16	.04	.55	.59	—	(.80)	(.80)	—[e]	—	10.95	4.48	73	1.92	.31	145
August 31, 2010	10.29	.02	1.29	1.31	(.01)	(.43)	(.44)	—[e]	—	11.16	12.81	22	2.02	.20	212
Class Y
February 28, 2015**	$11.04	.01	(.85)	(.84)	(.10)	—	(.10)	—	—	$10.10	(7.56) *	$7,355	.68*	.09*	76*
August 31, 2014	9.06	.07	1.97	2.04	(.06)	—	(.06)	—	—	11.04	22.59	8,597	1.30	.73	125
August 31, 2013	8.78	.08	.27	.35	(.07)	—	(.07)	—[e]	—	9.06	3.94	5,576	1.29	.85	157
August 31, 2012	11.08	.11	(1.41)	(1.30)	(.03)	(.98)	(1.01)	—[e]	.01[f]	8.78	(11.28)	4,132	1.29	1.14	89
August 31, 2011	11.23	.07	.58	.65	—	(.80)	(.80)	—[e]	—	11.08	5.01	5,550	1.42	.60	145
August 31, 2010	10.35	.07	1.30	1.37	(.06)	(.43)	(.49)	—[e]	—	11.23	13.29	3,990	1.52	.59	212

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

28	Emerging Markets Equity Fund	Emerging Markets Equity Fund	29

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a  Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b  Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c  Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets
February 28, 2015	0.22%
August 31, 2014	0.37
August 31, 2013	0.28
August 31, 2012	0.18
August 31, 2011	0.15
August 31, 2010	0.46

d Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e Amount represents less than $0.01 per share.

f Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Canadian Imperial Holdings, Inc. and CIBC World Markets Corp. which amounted to $0.01 per share outstanding on November 29, 2011.

The accompanying notes are an integral part of these financial statements.

30     Emerging Markets Equity Fund

Notes to financial statements 2/28/15 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2014 through February 28, 2015.

Putnam Emerging Markets Equity Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek long-term capital appreciation. The fund invests mainly in common stocks (growth or value stocks or both) of emerging market companies that Putnam Management believes have favorable investment potential. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that it believes will cause the stock price to rise. Emerging markets include countries in the MSCI Emerging Markets Index or that Putnam Management considers to be emerging markets based on Putnam Management’s evaluation of their level of economic development or the size and experience of their securities markets. The fund invests significantly in small and midsize companies. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Emerging Markets Equity Fund     31

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent

32     Emerging Markets Equity Fund

amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to gain exposure to securities and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized

Emerging Markets Equity Fund     33

portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At August 31, 2014, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

Loss carryover
Short-term	Long-term	Total
$2,068,627	$3,824,391	$5,893,018

The aggregate identified cost on a tax basis is $34,850,683, resulting in gross unrealized appreciation and depreciation of $3,931,696 and $1,619,040, respectively, or net unrealized appreciation of $2,312,656.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

1.080%	of the first $5 billion,
1.030%	of the next $5 billion,
0.980%	of the next $10 billion,
0.930%	of the next $10 billion,
0.880%	of the next $50 billion,
0.860%	of the next $50 billion,
0.850%	of the next $100 billion and
0.845%	of any excess thereafter.

34     Emerging Markets Equity Fund

In addition, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the MSCI Emerging Markets Index (Net Dividends), each measured over the performance period. The maximum annualized performance adjustment rates are +/– 0.21%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.455% of the fund’s average net assets before an increase of $7,918 (0.020% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through December 30, 2015, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $84,113 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing that included (1) a per account fee for each direct and underlying non-defined contribution accounts (“retail accounts”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) for the portion of the fund’s fiscal year beginning after January 1, 2015, a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s

Emerging Markets Equity Fund     35

average assets attributable to such accounts. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$26,121
Class B	1,948
Class C	2,866
Class M	440
Class R	539
Class Y	7,740
Total	$39,654

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $28 under the expense offset arrangements and by $3,807 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $21, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$31,775
Class B	9,487
Class C	13,961
Class M	1,607
Class R	1,314
Total	$58,144

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $5,108 and $1 from the sale of class A and class M shares, respectively, and received $276 and no monies in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

36     Emerging Markets Equity Fund

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales, excluding short-term investments were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$28,399,767	$31,246,915
U.S. government securities (Long-term)	—	—
Total	$28,399,767	$31,246,915

Written option transactions during the reporting period are summarized as follows:

	Written option contract amounts	Written option premiums
Written options outstanding at the beginning of the reporting period	$536,332	$164,614
Options opened	470,714	219,302
Options exercised	—	—
Options expired	(605,183)	(219,578)
Options closed	(401,863)	(164,338)
Written options outstanding at the end of the reporting period	$—	$—

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized.
Transactions in capital shares were as follows:

	Six months ended 2/28/15		Year ended 8/31/14
Class A	Shares	Amount	Shares	Amount
Shares sold	157,612	$1,604,954	660,941	$6,678,423
Shares issued in connection with reinvestment of distributions	18,565	180,637	10,124	99,822
	176,177	1,785,591	671,065	6,778,245
Shares repurchased	(367,027)	(3,669,459)	(681,416)	(6,809,904)
Net decrease	(190,850)	$(1,883,868)	(10,351)	$(31,659)

	Six months ended 2/28/15		Year ended 8/31/14
Class B	Shares	Amount	Shares	Amount
Shares sold	37,207	$359,212	41,762	$408,049
Shares issued in connection with reinvestment of distributions	—	—	—	—
	37,207	359,212	41,762	408,049
Shares repurchased	(25,574)	(254,202)	(89,846)	(864,719)
Net increase (decrease)	11,633	$105,010	(48,084)	$(456,670)

Emerging Markets Equity Fund     37

	Six months ended 2/28/15		Year ended 8/31/14
Class C	Shares	Amount	Shares	Amount
Shares sold	57,204	$564,116	78,111	$758,935
Shares issued in connection with reinvestment of distributions	325	3,058	—	—
	57,529	567,174	78,111	758,935
Shares repurchased	(44,192)	(426,351)	(56,084)	(535,619)
Net increase	13,337	$140,823	22,027	$223,316

	Six months ended 2/28/15		Year ended 8/31/14
Class M	Shares	Amount	Shares	Amount
Shares sold	910	$8,940	4,770	$46,725
Shares issued in connection with reinvestment of distributions	89	851	—	—
	999	9,791	4,770	46,725
Shares repurchased	(4,736)	(46,473)	(10,424)	(101,288)
Net decrease	(3,737)	$(36,682)	(5,654)	$(54,563)

	Six months ended 2/28/15		Year ended 8/31/14
Class R	Shares	Amount	Shares	Amount
Shares sold	13,360	$132,193	33,176	$339,677
Shares issued in connection with reinvestment of distributions	262	2,525	61	594
	13,622	134,718	33,237	340,271
Shares repurchased	(23,553)	(232,562)	(8,904)	(92,630)
Net increase (decrease)	(9,931)	$(97,844)	24,333	$247,641

	Six months ended 2/28/15		Year ended 8/31/14
Class Y	Shares	Amount	Shares	Amount
Shares sold	94,208	$968,968	500,932	$5,076,640
Shares issued in connection with reinvestment of distributions	7,200	70,702	3,308	32,916
	101,408	1,039,670	504,240	5,109,556
Shares repurchased	(151,730)	(1,574,370)	(341,314)	(3,486,651)
Net increase (decrease)	(50,322)	$(534,700)	162,926	$1,622,905

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

Name of affiliate	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period
Putnam Short Term Investment Fund*	$963,038	$12,695,685	$12,785,270	$525	$873,453

*Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

38     Emerging Markets Equity Fund

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$240,000
Written equity option contracts (contract amount) (Note 3)	$250,000
Warrants (number of warrants)	290,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statement of assets and liabilities location	Fair value	Statement of assets and liabilities location	Fair value
Equity contracts	Investments	$1,076,732	Payables	$—
Total		$1,076,732		$—

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Warrants	Options	Total
Equity contracts	$71,224	$(12,347)	$58,877
Total	$71,224	$(12,347)	$58,877

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Warrants	Options	Total
Equity contracts	$(124,063)	$81,447	$(42,616)
Total	$(124,063)	$81,447	$(42,616)

Emerging Markets Equity Fund     39

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

40     Emerging Markets Equity Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57–59 St James’s Street
London, England SW1A 1LD

Investment Sub-Advisor

The Putnam Advisory Company, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

State Street Bank
and Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

Jameson A. Baxter, Chair
Liaquat Ahamed
Ravi Akhoury
Barbara M. Baumann
Charles B. Curtis
Robert J. Darretta
Katinka Domotorffy
John A. Hill
Paul L. Joskow
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
W. Thomas Stephens

Officers

Robert L. Reynolds
President

Jonathan S. Horwitz
Executive Vice President,
Principal Executive Officer, and
Compliance Liaison

Steven D. Krichmar
Vice President and
Principal Financial Officer

Robert T. Burns
Vice President and
Chief Legal Officer

Robert R. Leveille
Vice President and
Chief Compliance Officer

Michael J. Higgins
Vice President, Treasurer,
and Clerk

Janet C. Smith
Vice President,
Principal Accounting Officer,
and Assistant Treasurer

Susan G. Malloy
Vice President and
Assistant Treasurer

James P. Pappas
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Emerging Markets Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS
One Post Office Square
Boston, MA 02109
putnam.com
1-800-225-1581

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA065
293334 4/15

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 28, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 28, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: April 28, 2015